SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Rutland Square Trust II
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2) Form, Schedule or Registration Statement No.:
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(4) Date Filed:

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Fidelity Rutland Square Trust II

A special meeting of the shareholders will be held on October 13, 2009. The purpose of the meeting is to provide you with the opportunity to vote on the proposal to liquidate Fidelity® Strategic Advisers® Mid Cap Value Portfolio and transfer the proceeds to Fidelity VIP Money Market Portfolio. This package contains information about the proposal and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The liquidation proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe that liquidation of the portfolio is in the interests of shareholders. The Trustees recommend that you vote for the proposal.

The following Q&A is provided to assist you in understanding the proposal. In addition, the proposal is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply review the voting instructions enclosed in this package. If you choose to vote by mail, be sure to sign the proxy card(s) or voting instruction form(s) before mailing it in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity at 1-877-208-0098, or call your advisor. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important.

What proposal am I being asked to vote on?

You are being asked to vote on a proposal to liquidate Fidelity® Strategic Advisers® Mid Cap Value Portfolio (the Fund) pursuant to a plan of liquidation and dissolution.

Why are you proposing to make this change?

The Fund has had limited appeal since it was launched two years ago in 2007, and the lack of significant assets limits the efficiency with which the Fund can be managed. Management believes that maintaining the Fund at its current asset level would not be beneficial in the long term to Contract Holders. For example the small asset base of the Fund makes it difficult for the Fund to take large positions in potentially attractive investment opportunities. Consequently, management determined that action should be taken to address the small asset size of the Fund. The Fund was closed on April 30, 2009, and at that time Strategic Advisers evaluated a number of options, including liquidation and distribution of Fund assets. After a thorough review, Strategic Advisers recommended, and the Board of Trustees agreed, that the liquidation of the Fund was in the best interests of the Fund's shareholders.

Has the Board of Trustees of the Fund approved the proposal?

Yes. The Board of Trustees has unanimously approved the proposal for the Fund by written consent in lieu of a meeting on August 3, 2009. The Board of Trustees recommends that you vote to approve the proposal.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes over the phone. As the meeting date approaches, phone calls may be made to shareholders who have not yet voted their shares. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the Fund on the record date. The record date is August 17, 2009.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) or voting instruction form(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) or voting instruction form(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the web site indicated on your proxy card or voting instruction form and following the on-line instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 1-877-208-0098.

How do I sign the proxy card or voting instruction form?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card or voting instruction form.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

MC-RUTII-pxl-0809
1.902521.100

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on October 13, 2009

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.proxyvote.com/proxy.

FIDELITY® STRATEGIC ADVISERS® MID CAP VALUE PORTFOLIO
A SERIES OF
FIDELITY RUTLAND SQUARE TRUST II

82 Devonshire Street, Boston, Massachusetts 02109
1-877-208-0098

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity® Strategic Advisers® Mid Cap Value Portfolio (the Fund), will be held at an office of Fidelity Rutland Square Trust II (the Trust), 245 Summer Street, Boston, Massachusetts 02210 (at the corner of Summer Street and Dorchester Avenue, next to Boston's South Station), on October 13, 2009, at 9:00 a.m. Eastern time. The purpose of the Meeting is to consider and act on the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To approve the liquidation of the Fund (Liquidation) pursuant to a plan of liquidation and dissolution (Liquidation Plan)

In the event that Contract Holders approve the Liquidation Plan and a Contract Holder has not elected to move its Contract value to a new investment option prior to the Liquidation Date, upon the Liquidation, said Contract value will be reinvested into the corresponding class of the default investment option, the Fidelity VIP Money Market Portfolio, a fund managed by an affiliate of the Companies and Strategic Advisers.

The Board of Trustees has fixed the close of business on August 17, 2009 as the record date for the determination of the Shareholders of the Fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
STEPHEN D. FISHER Secretary

September 21, 2009

Your vote is important - please vote your shares promptly.

Any variable product owners who have a voting interest in variable accounts holding shares of the Fund, are invited to attend the Meeting in person. Any such person who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or voting instructions found below or indicate voting instructions on the enclosed proxy card or voting instruction form, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your voting interest may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot or voting instruction form at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD OR VOTING INSTRUCTION FORM

The following general rules for executing proxy cards or voting instruction forms may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card or voting instruction form properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card or voting instruction form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card or voting instruction form. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET

 1. Read the proxy statement and have your proxy card or voting instruction form handy.

 2. Call the toll-free number or visit the web site indicated on your proxy card or voting instruction form.

 3. Enter the number found in the box on the front of your proxy card or voting instruction form.

 4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY STRATEGIC ADVISERS MID CAP VALUE PORTFOLIO
A SERIES OF
FIDELITY RUTLAND SQUARE TRUST II

82 DEVONSHIRE STREET, BOSTON MA 02109

TO BE HELD ON OCTOBER 13, 2009

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Rutland Square Trust II (the Trust) to be used at the Special Meeting of Shareholders of Fidelity Strategic Advisers Mid Cap Value Portfolio (the Fund) and at any adjournments thereof (the Meeting), to be held on October 13, 2009 at 9:00 a.m. Eastern time at 245 Summer Street, Boston, Massachusetts 02210, an office of the Trust and Strategic Advisers, Inc. (Strategic Advisers), the Fund's investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy or voting instruction form on or about September 21, 2009. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the Trust. In addition, D.F. King & Co., Inc. may be paid on a per call basis to solicit shareholders by telephone on behalf of the fund at an anticipated cost of approximately $3,500. The fund may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of approximately $500.

If the fund records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders' or Contract Holders' (defined below) identities, to allow shareholders or Contract Holders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Expenses incurred in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by Strategic Advisers, the Fund's investment adviser, Fidelity Investments Life Insurance Company (FILI) and Empire Fidelity Investments Life Insurance Company (EFILI). Strategic Advisers, FILI and EFILI will reimburse brokerage firms, insurance companies and others for their reasonable expenses in forwarding solicitation material to Contract Holders (defined below). However, the Fund will bear the transaction costs (e.g., commissions) associated with the liquidation of the Fund's securities.

The principal business address of Strategic Advisers, the Fund's investment adviser, and Fidelity Management & Research Company (FMR), the Fund's administrator, is 245 Summer Street, Boston, Massachusetts, 02110. The principal business address of Fidelity Distributors Corporation (FDC), the Fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109. J.P. Morgan Investment Management Inc., at 245 Park Avenue, New York, New York 10167, serves as a sub-adviser for the Fund.

If the enclosed proxy or voting instruction form is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Trust, by the execution of a later-dated proxy or voting instruction form, by the Trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

As of the date of this Proxy Statement, the Fund issues and sells its shares to FILI and EFILI (together, the Companies). The Companies hold their shares in separate accounts (Separate Accounts) established to fund benefits under variable annuity contracts (Contracts) and variable life insurance policies issued by the Companies. Holders of the Contracts (Contract Holders) have a voting interest in the Separate Accounts and have an indirect beneficial interest in the Fund. Although the Companies and Strategic Advisers and certain of its affiliates are the shareholders of record of the Fund and are entitled to vote their shares of the Fund, the Companies will vote their shares as described below. The Notice and this Proxy Statement are being delivered to Contract Holders so that they may instruct the Companies how to vote their shares of the Fund. Those persons who have an indirect beneficial interest in the Fund at the close of business on August 17, 2009 will be entitled to submit instructions to their Company. As of the close of business on April 30, 2009, shares of the Fund have no longer been available for purchase except for automatic reinvestment of dividends and capital gains.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies or voting instruction forms will be voted by the Companies in accordance with the instructions thereon. If no specification is made on a properly executed proxy or voting instruction form, it will be voted FOR the matters specified on the proxy.

One third of the Fund's outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum. Because Strategic Advisers and its affiliates beneficially own more than one third of the outstanding voting securities of the Fund, a quorum will be achieved when Strategic Advisers and its affiliates are able to vote their shares. A quorum will be achieved if at least one Contract Holder returns a properly executed proxy because the Companies will vote all shares held in a Separate Account to fund a Contract for which no timely instructions are received in proportion to the voting instructions that are received from other Contract Holders as described below. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring Shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the Proposal, unless directed to vote AGAINST the Proposal, in which case such shares will be voted AGAINST the proposed adjournment. All shares that are voted to ABSTAIN will not be voted. A Shareholder vote may be taken on the Proposal prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each class of the Fund issued and outstanding as of July 31, 2009 are indicated in the following table:

Number of Shares
Fidelity Strategic Advisers Mid Cap Value Portfolio
Initial Class	749,305
Investor Class	747,759

As of July 31, 2009 , the Trustees and officers of the Trust owned, in the aggregate, less than 1% of the outstanding voting securities of each class of the Fund.

To the knowledge of the Trust, substantial (5% or more) record and/or beneficial ownership of each class of the Fund on July 31, 2009 was as follows. Each record and/or beneficial owner listed here is an affiliate of Strategic Advisers, Inc.:

Fund/Class Name	Owner Name	City	State	Ownership %
Fidelity Strategic Advisers Mid Cap Value Portfolio: Initial Class	Fidelity Investments Life Insurance	Boston	MA	60.83%
Fidelity Strategic Advisers Mid Cap Value Portfolio: Initial Class	Fidelity Investments	Boston	MA	34.03%
Fidelity Strategic Advisers Mid Cap Value Portfolio: Initial Class	Empire Fidelity Investments Life Ins. Co.	Boston	MA	5.14%
Fidelity Strategic Advisers Mid Cap Value Portfolio: Investor Class	Fidelity Investments Life Insurance	Boston	MA	62.11%
Fidelity Strategic Advisers Mid Cap Value Portfolio: Investor Class	Fidelity Investments	Boston	MA	34.00%

FILI may be deemed to be a control person of the Fund by virtue of record ownership of more than 25% of the outstanding voting securities of the Fund through Separate Accounts as of July 31, 2009.

To the knowledge of the Trust, each Contract Holder beneficially owned less than 5% of the outstanding shares of each class of the Fund as of July 31, 2009.

Shareholders of record at the close of business on August 17, 2009 will be entitled to vote at the Meeting. Each such Shareholder will be entitled to one vote for each dollar of net asset value held on that date (number of shares owned multiplied by net asset value per share), with fractional dollar amounts voted proportionally.

Strategic Advisers has advised the Trust that certain shares are registered to Strategic Advisers or a Strategic Advisers affiliate. To the extent that Strategic Advisers or a Strategic Advisers affiliate has discretion to vote any shares, these shares will be voted at the Meeting in proportion to the voting instructions that are received from Contract Holders.

The Companies will vote their shares represented by a properly executed proxy or voting instruction form as described above. Fund shares held in a Separate Account to fund a Contract for which no timely instructions are received will be voted by the Companies in proportion to the voting instructions that are received with respect to all Contracts participating in the Separate Account. To the extent the Companies are the beneficial owners of any shares of the Fund that are not attributable to Contract Holders, such shares will be voted in proportion to the voting instructions that are received by the Contract Holders. Please note that the voting instructions of a small number of Contract Holders could determine the outcome of the Proposal. Accordingly, if you wish to vote, you should complete and return the enclosed proxy card or voting instruction form. All forms which are properly executed and received prior to the Meeting, and which are not revoked, will be voted as described above. If the enclosed voting instruction form is executed and returned, it may nevertheless be revoked at any time prior to the Meeting by written notification received by your Company, by execution of a later-dated form, or by attending the Meeting and voting in person.

For a free copy of the Fund's annual report for the fiscal year ended December 31, 2008 call 1-877-208-0098 or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a majority of the shares of the Fund voted in person or by proxy at the Meeting.

1. To Approve the Liquidation of the Fund Pursuant to a Plan of Liquidation and Dissolution (Liquidation Plan)

The Board of Trustees of the Trust, including those trustees who are not interested persons of the Trust as defined in the Investment Company Act of 1940, as amended, (the Independent Trustees), pursuant to a recommendation from management, approved the Liquidation Plan providing for the liquidation and distribution of the Fund's assets. The Board of Trustees approved the submission of the Liquidation Plan to the Fund's Shareholders for approval. A copy of the Liquidation Plan, which provides for liquidation of substantially all assets of the Fund, is attached to this Proxy Statement as Attachment A.

The Fund commenced operations in April 2007. The Fund is an insurance-dedicated fund that is offered through FILI and EFILI. Since inception, the Fund has failed to garner sufficient assets to reach an economical scale. For example, as of June 30, 2009, the Fund had approximately $9.4 million in assets, of which approximately $3.1 million was the value of initial seed money contributed by Strategic Advisers and its affiliates.

Management does not anticipate that the Fund will be able to attract sufficient additional assets in the foreseeable future to maintain the viability of the Fund, nor does management anticipate offering the Fund through new insurance products. Furthermore, management believes that maintaining the Fund at its current asset level would not be beneficial in the long term to Contract Holders. For instance, the small asset base of the Fund makes it difficult for the Fund to take large positions in potentially attractive investment opportunities. Consequently, management determined that action should be taken to address the small asset size of the Fund.

In evaluating options for the Fund, management considered merger and similar transaction options. However, management determined that the costs would be significant in light of the small asset size of the Fund. Accordingly, management recommended, and the Board of Trustees agreed, that liquidation and dissolution of the Fund is the most favorable course of action.

If the Liquidation Plan is approved by Fund Contract Holders, it will be effected approximately 15 days following such approval (the Effective Date). As soon as practicable after the Effective Date (the Liquidation Date), the Fund will be liquidated in accordance with the terms of the Liquidation Plan. Consistent with the Liquidation Plan, substantially all portfolio securities of the Fund not already converted to cash or cash equivalents will be converted to cash or cash equivalents. As soon as practicable after the Effective Date, the Fund shall determine and pay (or reserve reasonable amounts in the Fund's custody account to pay) all known liabilities of the Fund incurred or expected to be incurred prior to the date of the final liquidating distributions. After payment (or reserving of reasonable amounts in the Fund's custody account for payment) of all known liabilities, the Fund shall calculate final liquidating distributions with respect to its shares and distribute such net liquidation proceeds, in the form of cash or portfolio securities or both, to all remaining Contract Holders in the manner set forth in the Liquidation Plan.

Prior to the proposed Liquidation, Contract Holders will be provided an opportunity to transfer their assets to other available portfolios. In the event that Contract Holders approve the Liquidation Plan and a Contract Holder has not elected to move its Contract value to a new investment option prior to the Liquidation Date, upon the Liquidation, said Contract value will be reinvested into the corresponding class of the default investment option, the Fidelity VIP Money Market Portfolio, a fund managed by an affiliate of the Companies and Strategic Advisers. Certain information about the Fidelity VIP Money Market Portfolio is available in Attachment B. For more information about the Fidelity VIP Money Market Portfolio and for a free copy of its most recent prospectus, statement of additional information or annual report, please call 1-877-208-0098 or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109.

After the Liquidation of the Fund, Contract Holders will be provided notice about this reinvestment and will be informed that they may request the transfer of their Contract value out of the default investment option. Such transfers made within 60 days of the Liquidation Date will be free of any applicable transfer restrictions.

Liquidation of the Fund will not result in any tax implications for the Fund or the Contract Holders. However, withdrawals of Contract value by a Contract Holder may have adverse tax consequences and all Contract Holders should consult a tax adviser before making such withdrawals.

If the Shareholders do not approve the Proposal for the Fund, the Fund will continue to be managed in accordance with its current investment objectives and policies and the Board of Trustees may consider such alternatives as may be in the best interests of Shareholders.

On August 3, 2009, the Board of Trustees determined that the Proposal was in the best interests of the Fund and the Fund's Shareholders. The Board considered materials presented to the Board at both its April and June 2009 meetings regarding the limited size and asset growth of the Fund, including a memorandum from management discussing its rationale for proposing the Liquidation Plan for the Fund. After consideration of these matters and all other factors and information it considered relevant, the Board of Trustees, including all of the Independent Trustees, unanimously approved the Proposal and voted to recommend its approval to Contract Holders. The Board of Trustees is recommending that Contract Holders instruct their Company to vote FOR the Proposal.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

SUBMISSION OF CERTAIN CONTRACT HOLDER PROPOSALS

The Trust does not hold annual shareholder meetings. If the Liquidation is not approved, Contract Holders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust, attention "Fund Shareholder Meetings," 82 Devonshire Street, Mailzone V10A, Boston, Massachusetts 02109. Proposals must be received a reasonable time prior to the date of a meeting of Shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. Shareholder proposals are subject to certain requirements under the federal securities laws. Persons named as proxies for any subsequent Contract Holder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

NOTICE TO INSURANCE COMPANIES

Please advise the Trust, in care of Client Services at 1-877-208-0098, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Report you wish to receive in order to supply copies to the Contract Holders of the respective shares.

Attachment A

FORM OF
PLAN OF LIQUIDATION AND DISSOLUTION
OF
FIDELITY STRATEGIC ADVISERS MID CAP VALUE PORTFOLIO

This Plan of Liquidation and Dissolution (the "Plan"), dated as of ______, 2009, is adopted by Fidelity Rutland Square Trust II (the "Trust"), a Delaware statutory trust, on behalf of Fidelity Strategic Advisers Mid Cap Value Portfolio (the "Fund"), a separate series of the Trust operating as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), in order to accomplish the Fund's complete liquidation, dissolution and termination in conformity with the Trust Instrument and Bylaws of the Trust and in accordance with Delaware law.

WHEREAS, the Trust Instrument provides that the Board of Trustees may terminate a series of the Trust;

WHEREAS, at a meeting held on June 4, 2009, the Board of Trustees authorized the liquidation of the Fund subject to approval of a substitution application by the Securities and Exchange Commission (the "SEC"); and

WHEREAS, at said meeting, the Board of Trustees adopted this Plan and approved its terms, all to provide for the orderly dissolution, liquidation and termination of the Fund;

WHEREAS, by unanimous written consent in lieu of a meeting, dated August 3, 2009, the Board of Trustees authorized submitting the proposal to liquidate the Fund to shareholders of the Fund;

NOW, THEREFORE, the liquidation, dissolution and termination of the Fund shall be carried out in the manner set forth herein:

1. Effective Date of Plan. The Plan shall be effective upon its execution by a duly authorized officer of the Trust on behalf of the Fund, or on such other date as the Board of Trustees, in its sole discretion, may determine (the "Effective Date").

2. Winding Up of Business. Commencing on the Effective Date, the Fund shall wind up its business and affairs and, as soon as practicable, distribute its net assets to shareholders in accordance with the provisions of the Plan after payment to (or reservation of assets for payment to) the Fund's creditors.

3. Liquidation of Assets. As soon as practicable after the Effective Date and consistent with the terms of the Plan, the Fund, to the extent it has not already done so, shall liquidate its assets to cash or cash equivalents, other than those portfolio securities which the Fund intends to transfer to the Fidelity VIP Money Market Portfolio, as described below.

4. Payment of Liabilities. As soon as practicable after the Effective Date, the Fund shall determine and pay (or reserve reasonable amounts in the Fund's custody account to pay) all known liabilities of the Fund incurred or expected to be incurred prior to the date of the final liquidating distributions described in Section 5 hereof.

5. Final Liquidating Distributions. As soon as practicable after the liquidation of assets pursuant to paragraph 3 hereof and the payment of (or the reservation of reasonable amounts for the payment of) known liabilities, the Fund shall calculate final liquidating distributions with respect to its shares and distribute such net liquidation proceeds, in the form of cash or portfolio securities or both, to all remaining shareholders in the manner provided below. The date determined by the Fund for the calculation of such final liquidating distributions is hereinafter referred to as the "Liquidation Date."

(a) Each shareholder of record as shown on the books of the Fund as of the close of business on the Liquidation Date shall be entitled to receive an amount in cash, portfolio securities or both equal in value to the aggregate net asset value of the full and fractional shares of the Fund that such shareholder owns as of the close of business on the Liquidation Date (the "Liquidation Distribution"). Each such Liquidation Distribution shall be calculated using the net asset value per share determined as of the close of business on the Liquidation Date in accordance with the Fund's most recent prospectus and statement of additional information and shall immediately be allocated to the Fidelity VIP Money Market Portfolio.

(b) Liquidation Distributions shall be subject to any applicable withholding fees or taxes.

(c) Liquidation Distributions shall be in complete redemption and cancellation of all of the Fund's outstanding shares.

6. Termination of the Fund. As soon as practicable after the completion of the Liquidation Distributions, the Fund shall be terminated pursuant to the terms of the Plan, the Trust Instrument and Bylaws, and any applicable provisions of Delaware law.

7. Expenses of Liquidation and Termination. Strategic Advisers, Inc., Fidelity Investments Life Insurance Company (FILI) and Empire Fidelity Investments Life Insurance Company (EFILI) will bear all expenses incurred by the Fund in connection with the implementation of the Plan, other than transaction costs associated with the liquidation of the Fund's portfolio.

8. Authorization of Trustees and Fund Officers. The Board of Trustees and, subject to the general direction of the Board, the Fund's officers, shall have the authority, in the name and on behalf of the Fund, to make, execute and deliver such other agreements, conveyances, assignments, certificates, and filings and to take such further actions as it or they may deem necessary or desirable in order to carry out the Plan and to conduct and complete the winding-up of the business and affairs of the Fund, including the preparation and filing of all tax returns as well as any other forms or documents that may be required by the provisions of the Internal Revenue Code of 1986, as amended, the 1940 Act, applicable Delaware law, or any other applicable state or federal law.

9. Amendment and Termination of the Plan. Except as otherwise provided by the Trust Instrument and Bylaws, or by applicable law, the Board of Trustees shall have the authority to authorize such variations from or amendments to the provisions of the Plan as it may deem necessary or appropriate to effect the liquidation, dissolution and termination of the Fund and the distribution of the Fund's net assets to the Fund's shareholders.

10. Governing Law. This Plan shall be subject to and construed consistently with the Trust Instrument and Bylaws and otherwise shall be governed by and in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the undersigned have executed this Plan of Liquidation and Dissolution as of the date set forth above.

Fidelity Rutland Square Trust II,
on behalf of Fidelity Strategic Advisers Mid Cap Value Portfolio

By: _______________________________

Name:
Title:

Strategic Advisers, Inc.

By: ______________________________

Name:
Title:

Attachment B

Fidelity VIP Money Market Portfolio Overview - Contract Holders should carefully review the prospectus for the Fidelity VIP Money Market Portfolio. For more information about the Portfolio and for a free copy its most recent prospectus, statement of additional information or annual report, please call 1-877-208-0098 or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109. The Portfolio's investment adviser is Fidelity Management & Research Company (FMR).

Investment Objective

  VIP Money Market Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Principal Investment Strategies

  Investing in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements.
  Potentially entering into reverse repurchase agreements.
  Investing more than 25% of total assets in the financial services industries.
  Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

Principal Investment Risks

  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Foreign Exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Financial Services Exposure. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of a shareholder's investment at $1.00 per share, it is possible to lose money by investing in the fund.

Annual operating expenses (paid from class assets)

Initial Class

Investor Class

Management fee	0.19%	0.19%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.10%	0.13%
Total annual class operating expensesA	0.29%	0.32%

A FMR has voluntarily agreed to reimburse Initial Class and Investor Class of the fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed the following rates:

Initial Class

Effective Date

Investor Class

Effective Date

VIP Money Market	0.40%	2/1/05	0.43%	2/1/08

These arrangements may be discontinued by FMR at any time.

Fidelity and Strategic Advisers are registered trademarks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.901423.100 MC-RUTII-pxs-0809

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Fidelity Rutland Square Trust II

A special meeting of the shareholders will be held on October 13, 2009. The purpose of the meeting is to provide you with the opportunity to vote on the proposal to liquidate Fidelity®Strategic Advisers® Small Cap Portfolio and transfer the proceeds to Fidelity VIP Money Market Portfolio. This package contains information about the proposal and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The liquidation proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe that liquidation of the portfolio is in the interests of shareholders. The Trustees recommend that you vote for the proposal.

The following Q&A is provided to assist you in understanding the proposal. In addition, the proposal is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply review the voting instructions enclosed in this package. If you choose to vote by mail, be sure to sign the proxy card(s) or voting instruction form(s) before mailing it in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity at 1-877-208-0098, or call your advisor. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important.

What proposal am I being asked to vote on?

You are being asked to vote on a proposal to liquidate Fidelity® Strategic Advisers® Small Cap Portfolio (the Fund) pursuant to a plan of liquidation and dissolution.

Why are you proposing to make this change?

The Fund has had limited appeal since it was launched two years ago in 2007, and the lack of significant assets limits the efficiency with which the Fund can be managed. Management believes that maintaining the Fund at its current asset level would not be beneficial in the long term to Contract Holders. For example the small asset base of the Fund makes it difficult for the Fund to take large positions in potentially attractive investment opportunities. Consequently, management determined that action should be taken to address the small asset size of the Fund. The Fund was closed on April 30, 2009, and at that time Strategic Advisers evaluated a number of options, including liquidation and distribution of Fund assets. After a thorough review, Strategic Advisers recommended, and the Board of Trustees agreed, that the liquidation of the Fund was in the best interests of the Fund's shareholders.

Has the Board of Trustees of the Fund approved the proposal?

Yes. The Board of Trustees has unanimously approved the proposal for the Fund by written consent in lieu of a meeting on August 3, 2009. The Board of Trustees recommends that you vote to approve the proposal.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes over the phone. As the meeting date approaches, phone calls may be made to shareholders who have not yet voted their shares. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the Fund on the record date. The record date is August 17, 2009.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) or voting instruction form(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) or voting instruction form(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the web site indicated on your proxy card or voting instruction form and following the on-line instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 1-877-208-0098.

How do I sign the proxy card or voting instruction form?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card or voting instruction form.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

SC-RUTII-pxl-0809
1.902522.100

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on October 13, 2009

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.proxyvote.com/proxy.

FIDELITY® STRATEGIC ADVISERS® SMALL CAP PORTFOLIO
A SERIES OF
FIDELITY RUTLAND SQUARE TRUST II

82 Devonshire Street, Boston, Massachusetts 02109
1-877-208-0098

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity® Strategic Advisers® Small Cap Portfolio (the Fund), will be held at an office of Fidelity Rutland Square Trust II (the Trust), 245 Summer Street, Boston, Massachusetts 02210 (at the corner of Summer Street and Dorchester Avenue, next to Boston's South Station), on October 13, 2009, at 9:00 a.m. Eastern time. The purpose of the Meeting is to consider and act on the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To approve the liquidation of the Fund (Liquidation) pursuant to a plan of liquidation and dissolution (Liquidation Plan)

In the event that Contract Holders approve the Liquidation Plan and a Contract Holder has not elected to move its Contract value to a new investment option prior to the Liquidation Date, upon the Liquidation, said Contract value will be reinvested into the corresponding class of the default investment option, the Fidelity VIP Money Market Portfolio, a fund managed by an affiliate of the Companies and Strategic Advisers.

The Board of Trustees has fixed the close of business on August 17, 2009 as the record date for the determination of the Shareholders of the Fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
STEPHEN D. FISHER Secretary

September 21, 2009

Your vote is important - please vote your shares promptly.

Any variable product owners who have a voting interest in variable accounts holding shares of the Fund, are invited to attend the Meeting in person. Any such person who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or voting instructions found below or indicate voting instructions on the enclosed proxy card or voting instruction form, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your voting interest may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot or voting instruction form at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD OR VOTING INSTRUCTION FORM

The following general rules for executing proxy cards or voting instruction forms may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card or voting instruction form properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card or voting instruction form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card or voting instruction form. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET

 1. Read the proxy statement and have your proxy card or voting instruction form handy.

 2. Call the toll-free number or visit the web site indicated on your proxy card or voting instruction form.

 3. Enter the number found in the box on the front of your proxy card or voting instruction form.

 4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY STRATEGIC ADVISERS SMALL CAP PORTFOLIO
A SERIES OF
FIDELITY RUTLAND SQUARE TRUST II

82 DEVONSHIRE STREET, BOSTON MA 02109

TO BE HELD ON OCTOBER 13, 2009

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Rutland Square Trust II (the Trust) to be used at the Special Meeting of Shareholders of Fidelity Strategic Advisers Small Cap Portfolio (the Fund) and at any adjournments thereof (the Meeting), to be held on October 13, 2009 at 9:00 a.m. Eastern time at 245 Summer Street, Boston, Massachusetts 02210, an office of the Trust and Strategic Advisers, Inc. (Strategic Advisers), the Fund's investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy or voting instruction form on or about September 21, 2009. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the Trust. In addition, D.F. King & Co., Inc. may be paid on a per call basis to solicit shareholders by telephone on behalf of the fund at an anticipated cost of approximately $4,000. The fund may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of approximately $500.

If the fund records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders' or Contract Holders' (defined below) identities, to allow shareholders or Contract Holders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Expenses incurred in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by Strategic Advisers, the Fund's investment adviser, Fidelity Investments Life Insurance Company (FILI) and Empire Fidelity Investments Life Insurance Company (EFILI). Strategic Advisers, FILI and EFILI will reimburse brokerage firms, insurance companies and others for their reasonable expenses in forwarding solicitation material to Contract Holders (defined below). However, the Fund will bear the transaction costs (e.g., commissions) associated with the liquidation of the Fund's securities.

The principal business address of Strategic Advisers, the Fund's investment adviser, and Fidelity Management & Research Company (FMR), the Fund's administrator, is 245 Summer Street, Boston, Massachusetts, 02110. The principal business address of Fidelity Distributors Corporation (FDC), the Fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109. J.P. Morgan Investment Management Inc., at 245 Park Avenue, New York, New York 10167, serves as a sub-adviser for the Fund.

If the enclosed proxy or voting instruction form is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Trust, by the execution of a later-dated proxy or voting instruction form, by the Trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

As of the date of this Proxy Statement, the Fund issues and sells its shares to FILI and EFILI (together, the Companies). The Companies hold their shares in separate accounts (Separate Accounts) established to fund benefits under variable annuity contracts (Contracts) and variable life insurance policies issued by the Companies. Holders of the Contracts (Contract Holders) have a voting interest in the Separate Accounts and have an indirect beneficial interest in the Fund. Although the Companies and Strategic Advisers and certain of its affiliates are the shareholders of record of the Fund and are entitled to vote their shares of the Fund, the Companies will vote their shares as described below. The Notice and this Proxy Statement are being delivered to Contract Holders so that they may instruct the Companies how to vote their shares of the Fund. Those persons who have an indirect beneficial interest in the Fund at the close of business on August 17, 2009 will be entitled to submit instructions to their Company. As of the close of business on April 30, 2009, shares of the Fund have no longer been available for purchase except for automatic reinvestment of dividends and capital gains.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies or voting instruction forms will be voted by the Companies in accordance with the instructions thereon. If no specification is made on a properly executed proxy or voting instruction form, it will be voted FOR the matters specified on the proxy.

One third of the Fund's outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum. Because Strategic Advisers and its affiliates beneficially own more than one third of the outstanding voting securities of the Fund, a quorum will be achieved when Strategic Advisers and its affiliates are able to vote their shares. A quorum will be achieved if at least one Contract Holder returns a properly executed proxy because the Companies will vote all shares held in a Separate Account to fund a Contract for which no timely instructions are received in proportion to the voting instructions that are received from other Contract Holders as described below. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring Shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the Proposal, unless directed to vote AGAINST the Proposal, in which case such shares will be voted AGAINST the proposed adjournment. All shares that are voted to ABSTAIN will not be voted. A Shareholder vote may be taken on the Proposal prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each class of the Fund issued and outstanding as of July 31, 2009 are indicated in the following table:

Number of Shares
Fidelity Strategic Advisers Small Cap Portfolio
Initial Class	1,733,715
Investor Class	1,998,545

As of July 31, 2009 , the Trustees and officers of the Trust owned, in the aggregate, less than 1% of the outstanding voting securities of each class of the Fund.

To the knowledge of the Trust, substantial (5% or more) record and/or beneficial ownership of each class of the Fund on July 31, 2009 was as follows. Each record and/or beneficial owner listed here is an affiliate of Strategic Advisers, Inc.:

Fund/Class Name	Owner Name	City	State	Ownership %
Fidelity Strategic Advisers Small Cap Portfolio: Initial Class	Fidelity Investments	Boston	MA	58.58%
Fidelity Strategic Advisers Small Cap Portfolio: Initial Class	Fidelity Investments Life Insurance	Boston	MA	38.78%
Fidelity Strategic Advisers Small Cap Portfolio: Investor Class	Fidelity Investments	Boston	MA	50.18%
Fidelity Strategic Advisers Small Cap Portfolio: Investor Class	Fidelity Investments Life Insurance	Boston	MA	44.39%
Fidelity Strategic Advisers Small Cap Portfolio: Investor Class	Empire Fidelity Investments Life Ins. Co.	Boston	MA	5.41%

FILI may be deemed to be a control person of the Fund by virtue of record ownership of more than 25% of the outstanding voting securities of the Fund through Separate Accounts as of July 31, 2009.

To the knowledge of the Trust, each Contract Holder beneficially owned less than 5% of the outstanding shares of each class of the Fund as of July 31, 2009.

Shareholders of record at the close of business on August 17, 2009 will be entitled to vote at the Meeting. Each such Shareholder will be entitled to one vote for each dollar of net asset value held on that date (number of shares owned multiplied by net asset value per share), with fractional dollar amounts voted proportionally.

Strategic Advisers has advised the Trust that certain shares are registered to Strategic Advisers or a Strategic Advisers affiliate. To the extent that Strategic Advisers or a Strategic Advisers affiliate has discretion to vote any shares, these shares will be voted at the Meeting in proportion to the voting instructions that are received from Contract Holders.

The Companies will vote their shares represented by a properly executed proxy or voting instruction form as described above. Fund shares held in a Separate Account to fund a Contract for which no timely instructions are received will be voted by the Companies in proportion to the voting instructions that are received with respect to all Contracts participating in the Separate Account. To the extent the Companies are the beneficial owners of any shares of the Fund that are not attributable to Contract Holders, such shares will be voted in proportion to the voting instructions that are received by the Contract Holders. Please note that the voting instructions of a small number of Contract Holders could determine the outcome of the Proposal. Accordingly, if you wish to vote, you should complete and return the enclosed proxy card or voting instruction form. All forms which are properly executed and received prior to the Meeting, and which are not revoked, will be voted as described above. If the enclosed voting instruction form is executed and returned, it may nevertheless be revoked at any time prior to the Meeting by written notification received by your Company, by execution of a later-dated form, or by attending the Meeting and voting in person.

For a free copy of the Fund's annual report for the fiscal year ended December 31, 2008 call 1-877-208-0098 or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a majority of the shares of the Fund voted in person or by proxy at the Meeting.

1. To Approve the Liquidation of the Fund Pursuant to a Plan of Liquidation and Dissolution (Liquidation Plan)

The Board of Trustees of the Trust, including those trustees who are not interested persons of the Trust as defined in the Investment Company Act of 1940, as amended, (the Independent Trustees), pursuant to a recommendation from management, approved the Liquidation Plan providing for the liquidation and distribution of the Fund's assets. The Board of Trustees approved the submission of the Liquidation Plan to the Fund's Shareholders for approval. A copy of the Liquidation Plan, which provides for liquidation of substantially all assets of the Fund, is attached to this Proxy Statement as Attachment A.

The Fund commenced operations in April 2007. The Fund is an insurance-dedicated fund that is offered through FILI and EFILI. Since inception, the Fund has failed to garner sufficient assets to reach an economical scale. For example, as of June 30, 2009, the Fund had approximately $23.7 million in assets, of which approximately $12.6 million was the value of initial seed money contributed by Strategic Advisers and its affiliates.

Management does not anticipate that the Fund will be able to attract sufficient additional assets in the foreseeable future to maintain the viability of the Fund, nor does management anticipate offering the Fund through new insurance products. Furthermore, management believes that maintaining the Fund at its current asset level would not be beneficial in the long term to Contract Holders. For instance, the small asset base of the Fund makes it difficult for the Fund to take large positions in potentially attractive investment opportunities. Consequently, management determined that action should be taken to address the small asset size of the Fund.

In evaluating options for the Fund, management considered merger and similar transaction options. However, management determined that the costs would be significant in light of the small asset size of the Fund. Accordingly, management recommended, and the Board of Trustees agreed, that liquidation and dissolution of the Fund is the most favorable course of action.

If the Liquidation Plan is approved by Fund Contract Holders, it will be effected approximately 15 days following such approval (the Effective Date). As soon as practicable after the Effective Date (the Liquidation Date), the Fund will be liquidated in accordance with the terms of the Liquidation Plan. Consistent with the Liquidation Plan, substantially all portfolio securities of the Fund not already converted to cash or cash equivalents will be converted to cash or cash equivalents. As soon as practicable after the Effective Date, the Fund shall determine and pay (or reserve reasonable amounts in the Fund's custody account to pay) all known liabilities of the Fund incurred or expected to be incurred prior to the date of the final liquidating distributions. After payment (or reserving of reasonable amounts in the Fund's custody account for payment) of all known liabilities, the Fund shall calculate final liquidating distributions with respect to its shares and distribute such net liquidation proceeds, in the form of cash or portfolio securities or both, to all remaining Contract Holders in the manner set forth in the Liquidation Plan.

Prior to the proposed Liquidation, Contract Holders will be provided an opportunity to transfer their assets to other available portfolios. In the event that Contract Holders approve the Liquidation Plan and a Contract Holder has not elected to move its Contract value to a new investment option prior to the Liquidation Date, upon the Liquidation, said Contract value will be reinvested into the corresponding class of the default investment option, the Fidelity VIP Money Market Portfolio, a fund managed by an affiliate of the Companies and Strategic Advisers. Certain information about the Fidelity VIP Money Market Portfolio is available in Attachment B. For more information about the Fidelity VIP Money Market Portfolio and for a free copy of its most recent prospectus, statement of additional information or annual report, please call 1-877-208-0098 or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109.

After the Liquidation of the Fund, Contract Holders will be provided notice about this reinvestment and will be informed that they may request the transfer of their Contract value out of the default investment option. Such transfers made within 60 days of the Liquidation Date will be free of any applicable transfer restrictions.

Liquidation of the Fund will not result in any tax implications for the Fund or the Contract Holders. However, withdrawals of Contract value by a Contract Holder may have adverse tax consequences and all Contract Holders should consult a tax adviser before making such withdrawals.

If the Shareholders do not approve the Proposal for the Fund, the Fund will continue to be managed in accordance with its current investment objectives and policies and the Board of Trustees may consider such alternatives as may be in the best interests of Shareholders.

On August 3, 2009, the Board of Trustees determined that the Proposal was in the best interests of the Fund and the Fund's Shareholders. The Board considered materials presented to the Board at both its April and June 2009 meetings regarding the limited size and asset growth of the Fund, including a memorandum from management discussing its rationale for proposing the Liquidation Plan for the Fund. After consideration of these matters and all other factors and information it considered relevant, the Board of Trustees, including all of the Independent Trustees, unanimously approved the Proposal and voted to recommend its approval to Contract Holders. The Board of Trustees is recommending that Contract Holders instruct their Company to vote FOR the Proposal.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

SUBMISSION OF CERTAIN CONTRACT HOLDER PROPOSALS

The Trust does not hold annual shareholder meetings. If the Liquidation is not approved, Contract Holders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust, attention "Fund Shareholder Meetings," 82 Devonshire Street, Mailzone V10A, Boston, Massachusetts 02109. Proposals must be received a reasonable time prior to the date of a meeting of Shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. Shareholder proposals are subject to certain requirements under the federal securities laws. Persons named as proxies for any subsequent Contract Holder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

NOTICE TO INSURANCE COMPANIES

Please advise the Trust, in care of Client Services at 1-877-208-0098, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Report you wish to receive in order to supply copies to the Contract Holders of the respective shares.

Attachment A

FORM OF
PLAN OF LIQUIDATION AND DISSOLUTION
OF
FIDELITY STRATEGIC ADVISERS SMALL CAP PORTFOLIO

This Plan of Liquidation and Dissolution (the "Plan"), dated as of ______, 2009, is adopted by Fidelity Rutland Square Trust II (the "Trust"), a Delaware statutory trust, on behalf of Fidelity Strategic Advisers Small Cap Portfolio (the "Fund"), a separate series of the Trust operating as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), in order to accomplish the Fund's complete liquidation, dissolution and termination in conformity with the Trust Instrument and Bylaws of the Trust and in accordance with Delaware law.

WHEREAS, the Trust Instrument provides that the Board of Trustees may terminate a series of the Trust;

WHEREAS, at a meeting held on June 4, 2009, the Board of Trustees authorized the liquidation of the Fund subject to approval of a substitution application by the Securities and Exchange Commission (the "SEC"); and

WHEREAS, at said meeting, the Board of Trustees adopted this Plan and approved its terms, all to provide for the orderly dissolution, liquidation and termination of the Fund;

WHEREAS, by unanimous written consent in lieu of a meeting, dated August 3, 2009, the Board of Trustees authorized submitting the proposal to liquidate the Fund to shareholders of the Fund;

NOW, THEREFORE, the liquidation, dissolution and termination of the Fund shall be carried out in the manner set forth herein:

1. Effective Date of Plan. The Plan shall be effective upon its execution by a duly authorized officer of the Trust on behalf of the Fund, or on such other date as the Board of Trustees, in its sole discretion, may determine (the "Effective Date").

2. Winding Up of Business. Commencing on the Effective Date, the Fund shall wind up its business and affairs and, as soon as practicable, distribute its net assets to shareholders in accordance with the provisions of the Plan after payment to (or reservation of assets for payment to) the Fund's creditors.

3. Liquidation of Assets. As soon as practicable after the Effective Date and consistent with the terms of the Plan, the Fund, to the extent it has not already done so, shall liquidate its assets to cash or cash equivalents, other than those portfolio securities which the Fund intends to transfer to the Fidelity VIP Money Market Portfolio, as described below.

4. Payment of Liabilities. As soon as practicable after the Effective Date, the Fund shall determine and pay (or reserve reasonable amounts in the Fund's custody account to pay) all known liabilities of the Fund incurred or expected to be incurred prior to the date of the final liquidating distributions described in Section 5 hereof.

5. Final Liquidating Distributions. As soon as practicable after the liquidation of assets pursuant to paragraph 3 hereof and the payment of (or the reservation of reasonable amounts for the payment of) known liabilities, the Fund shall calculate final liquidating distributions with respect to its shares and distribute such net liquidation proceeds, in the form of cash or portfolio securities or both, to all remaining shareholders in the manner provided below. The date determined by the Fund for the calculation of such final liquidating distributions is hereinafter referred to as the "Liquidation Date."

(a) Each shareholder of record as shown on the books of the Fund as of the close of business on the Liquidation Date shall be entitled to receive an amount in cash, portfolio securities or both equal in value to the aggregate net asset value of the full and fractional shares of the Fund that such shareholder owns as of the close of business on the Liquidation Date (the "Liquidation Distribution"). Each such Liquidation Distribution shall be calculated using the net asset value per share determined as of the close of business on the Liquidation Date in accordance with the Fund's most recent prospectus and statement of additional information and shall immediately be allocated to the Fidelity VIP Money Market Portfolio.

(b) Liquidation Distributions shall be subject to any applicable withholding fees or taxes.

(c) Liquidation Distributions shall be in complete redemption and cancellation of all of the Fund's outstanding shares.

6. Termination of the Fund. As soon as practicable after the completion of the Liquidation Distributions, the Fund shall be terminated pursuant to the terms of the Plan, the Trust Instrument and Bylaws, and any applicable provisions of Delaware law.

7. Expenses of Liquidation and Termination. Strategic Advisers, Inc., Fidelity Investments Life Insurance Company (FILI) and Empire Fidelity Investments Life Insurance Company (EFILI) will bear all expenses incurred by the Fund in connection with the implementation of the Plan, other than transaction costs associated with the liquidation of the Fund's portfolio.

8. Authorization of Trustees and Fund Officers. The Board of Trustees and, subject to the general direction of the Board, the Fund's officers, shall have the authority, in the name and on behalf of the Fund, to make, execute and deliver such other agreements, conveyances, assignments, certificates, and filings and to take such further actions as it or they may deem necessary or desirable in order to carry out the Plan and to conduct and complete the winding-up of the business and affairs of the Fund, including the preparation and filing of all tax returns as well as any other forms or documents that may be required by the provisions of the Internal Revenue Code of 1986, as amended, the 1940 Act, applicable Delaware law, or any other applicable state or federal law.

9. Amendment and Termination of the Plan. Except as otherwise provided by the Trust Instrument and Bylaws, or by applicable law, the Board of Trustees shall have the authority to authorize such variations from or amendments to the provisions of the Plan as it may deem necessary or appropriate to effect the liquidation, dissolution and termination of the Fund and the distribution of the Fund's net assets to the Fund's shareholders.

10. Governing Law. This Plan shall be subject to and construed consistently with the Trust Instrument and Bylaws and otherwise shall be governed by and in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the undersigned have executed this Plan of Liquidation and Dissolution as of the date set forth above.

Fidelity Rutland Square Trust II,
on behalf of Fidelity Strategic Advisers Small Cap Portfolio

By: _______________________________

Name:
Title:

Strategic Advisers, Inc.

By: ______________________________

Name:
Title:

Attachment B

Fidelity VIP Money Market Portfolio Overview - Contract Holders should carefully review the prospectus for the Fidelity VIP Money Market Portfolio. For more information about the Portfolio and for a free copy its most recent prospectus, statement of additional information or annual report, please call 1-877-208-0098 or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109. The Portfolio's investment adviser is Fidelity Management & Research Company (FMR).

Investment Objective

  VIP Money Market Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Principal Investment Strategies

  Investing in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements.
  Potentially entering into reverse repurchase agreements.
  Investing more than 25% of total assets in the financial services industries.
  Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

Principal Investment Risks

  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Foreign Exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Financial Services Exposure. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of a shareholder's investment at $1.00 per share, it is possible to lose money by investing in the fund.

Annual operating expenses (paid from class assets)

Initial Class

Investor Class

Management fee	0.19%	0.19%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.10%	0.13%
Total annual class operating expensesA	0.29%	0.32%

A FMR has voluntarily agreed to reimburse Initial Class and Investor Class of the fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed the following rates:

Initial Class

Effective Date

Investor Class

Effective Date

VIP Money Market	0.40%	2/1/05	0.43%	2/1/08

These arrangements may be discontinued by FMR at any time.

Fidelity and Strategic Advisers are registered trademarks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.901422.100 SC-RUTII-pxs-0809

Form of Proxy Card: Strategic Advisers Mid Cap Value Portfolio

Fidelity Investments® (logo)		Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421		of additional mailings.
Vote by Mail!
(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here] [Client Code prints here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Peter C. Aldrich and Margaret A. Carey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on October 13, 2009 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder's name and address prints here]	...........................................................................	CONTINUED AND TO BE SIGNED ON REVERSE SIDE
...........................................................................	...........................................................................	[Card Code prints here]

Please refer to the Proxy Statement discussion of this matter. IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

		FOR	AGAINST	ABSTAIN
1.	To approve the liquidation of Fidelity® Strategic Advisers® Mid Cap Value Portfolio (Liquidation) pursuant to a plan of liquidation and dissolution (Liquidation Plan).	(_)	(_)	(_)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

Signature [PLEASE SIGN WITHIN BOX]	Date	[Card Code prints here]	Signature (Joint Owners)	Date

Form of Proxy Card: Strategic Advisers Small Cap Portfolio

Fidelity Investments® (logo)		Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421		of additional mailings.
Vote by Mail!
(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here] [Client Code prints here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Peter C. Aldrich and Margaret A. Carey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on October 13, 2009 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder's name and address prints here]	...........................................................................	CONTINUED AND TO BE SIGNED ON REVERSE SIDE
...........................................................................	...........................................................................	[Card Code prints here]

Please refer to the Proxy Statement discussion of this matter. IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

		FOR	AGAINST	ABSTAIN
1.	To approve the liquidation of Fidelity® Strategic Advisers® Small Cap Portfolio (Liquidation) pursuant to a plan of liquidation and dissolution (Liquidation Plan).	(_)	(_)	(_)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

Signature [PLEASE SIGN WITHIN BOX]	Date	[Card Code prints here]	Signature (Joint Owners)	Date